Xcerra Corporation Investor Presentation David Tacelli, President and CEO Mark Gallenberger, SVP, COO & CFO Rich Yerganian, VP of Investor Relations February 23, 2018 Exhibit 99.1

Safe Harbor for Forward-Looking Statements Any statements in this presentation about future expectations, plans and prospects for the Company, financial guidance on revenue, financial operating results (including net income or loss), and earnings or loss per share, continued customer adoption of recent product introductions, product developments, potential customer expansion and any other statements about management's future expectations, beliefs, goals, plans or prospects constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the Company’s use of the words "believes," "anticipates," "plans," "expects," "may," "will," "would," "should," "intends," "estimates," "seeks" or similar expressions, whether negative or affirmative. Forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results or events to differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, the fluctuations in the demand for semiconductor devices, the ability of the Company to win orders from customers for the testing and handling of their new generation semiconductor devices, the fluctuations in the demand of our customer’s devices in the marketplace, the Company’s ability to timely develop new products, options and software applications, the level of customer demand for such products, options and software applications, the Company’s ability to meet acceptance requirements for newly developed products, the conditions affecting the markets in which we compete, as well as the other important factors as are described in the Company’s filings with the U.S. Securities and Exchange Commission, including those included under the heading “Risk Factors" in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2017. The Company disclaims any intention or obligation to update any forward-looking statements after the date of this presentation. Non-GAAP Measures This presentation contains non-GAAP financial measures, such as Non-GAAP net income, non-GAAP operating income and EBITDA.  These non-GAAP measures are not prepared in accordance with generally accepted accounting principles.

Summary of Xcerra’s Success and Growth Overall business environment remains strong New products with solid momentum China remains a key target for growth Positive developments from working with Xinyan Expanded customer relationships Potential investment ideas to broaden our business

Solid Progress in Growing the Company: Products Introduced the ultra compact DxV SOC test system Qualified and revenue generating WLCSP solution, InWaferX, in use for product rescreening MT2168 in volume ramp Adopted by 8 customers for volume production In evaluation at 6 more Expanded large suite of MEMS / sensors solutions with Microphone, Humidity, Gas and Barometric mmWave contactor share approximately 75% for high end RF applications Automated flying probe taking share from grid array market

Solid Progress in Growing the Company: Customers Significant growth in Japan backed by multiple customers for Diamondx and PAx Display driver solution continues to ramp in volume Adoption of InMEMS by multiple new customers and new applications in Europe, China, Japan and North America Share gain in 2017 for all STS products 2 pts in SOC testers 2 pts in handlers Record contactor revenues Invested in a Malaysian handler company to expand our addressable market SOC Tester and handler share gains based on company and SEMI data

Solid Progress in Growing the Company: Operations Established and staffed (35 people) two Xcerra Development Centers (XDC): Shanghai, China and Zhubei City, Taiwan Invested in new manufacturing tools to increase volume and reduce cost for the contactor business Expanding manufacturing capacity for flying probe testers to meet rising customer demand

Solid Progress in Growing the Company: Finances At or better performance relative to model Generated $77M of EBITDA* (TTM) Paid off the Silicon Valley Bank term loan – approximately $19M Cash & Equivalents at $171M at quarter end * EBITDA excludes stock based compensation expense, deal related expenses, and other one time items

Strong Growth in Strategic End Markets Total Company (TTM compared to prior year) 38% Share gains in all key areas Trailing 12 month sales a record for any 12 month period Outlook remains positive for 2018

IoT, Automotive and Industrial Fueling STS Growth Semiconductor Test Solutions (TTM compared to prior year) 43% Secured preferred supplier status with two customers for SOC testers Highest handler revenue for a fiscal Q2 in over 10 years Record contactor revenues InMEMS

Xcerra Outperforms the Industry and Competitors Source: SEMI WWSEM Report Jan-Dec 2016 and 2017. SEC. VLSI Test Socket CY17 estimate Note: VLSI Test Socket market size estimate $702M (@ Sept 2017). SoC Tester Product Only Calendar 2017 YoY Growth %

Bare Board PCB Testers Drive EMS Momentum



A7 Flying Probe Tester



A8a Automated Flying Probe Tester



PCBA Test Fixtures



Pins

20% ↑

Electronics Manufacturing Solutions
(TTM compared to prior year)

- *China and Taiwan markets strong for bareboard PCB testers*
- *Automated Flying Probe Testers Taking Share from Grid Array Testers*
- *Automotive key driver for EMS business*

Xcerra 11

Expect Another Strong Year for STS in 2018 The 2017 semiconductor test industry product sales were the highest since 2006 Consensus among industry players that 2018 should be flat to up End market drivers similar to 2017 *Source: SEMI, Management Estimates 2017E 2018E STS $3.7B $3.9B EMS $1.2B $1.3B Total Addressable Market: $4.9B $5.2B

Three Pillars of Growth Share Gains Expand to Adjacent Markets Strategic Acquisitions Investment in Malaysian based handler company WLCSP handling solution qualified and released to production Multiple customers for display driver testing Share gains in CY2017 in all major product areas Termination of agreement with Hubei Xinyan doesn’t change the company’s strategic plan

Financial Overview

Q2FY18 Company Results Notes: Excludes amortization, deal related expenses and other one-time items Q2FY18 Guidance Actual Revenue N/A $110.3M Gross Margin N/A 45.8% Non-GAAP EPS N/A $0.19 Highlights: Revenue and Non-GAAP EPS was Xcerra’s highest for a fiscal Q2 Generated positive EBITDA of $16.6M or 15% of revenue Paid down the term loan, saving the company approximately $650K in annual interest expense EBITDA excludes stock based compensation expense, deal related expenses, and other one time items

Compelling Year Over Year Performance $M $M +38% +222% +193% $M +38% +250% +400% $M $ $ EBITDA excludes stock based compensation expense, deal related expenses, and other one time items

Delivering Results Consistent With Target Model Target Target Target $M EBITDA excludes stock based compensation expense, deal related expenses, and other one time items

Consistent EBITDA Generation Generated positive EBITDA each quarter post-acquisition of Multitest and ECT. $M $M Quarterly EBITDA Cumulative EBITDA EBITDA excludes stock based compensation expense, deal related expenses, and other one time items

Xcerra Business Outlook Q3FY18 Guidance Revenue $110 - 115M Gross Margin 46% Non-GAAP EPS $0.19 – $0.23 Notes: Excludes amortization of $0.1M. Assumes 56 million shares outstanding EBITDA is expected to be approximately $17M at midpoint of guidance. At the midpoint revenue would be up approximately 9% over Q3FY17.

Summary Business cycle outlook remains strong Share gains in each major product category Business model performing at or above expectations Strong balance sheet provides investment flexibility

Thank You

Q2FY18 EBITDA Reconciliation Three months ended January 31, 2018 Trailing twelve months ended January 31, 2018 Income from Operations $ 11.3M $ 58.3M Legal and transaction fees $ 0.6 $ 3.8 Amortization of purchased intangible assets $ 0.1 $ 0.6 Restructuring $ 0.6 $ 1.1 Restructuring related provisions $ 0.5 $ 0.5 Impairment of land held for sale -- $ 0.1 Depreciation $ 1.5 $ 5.8 Stock-based compensation $ 2.0 $ 7.3 EBITDA $16.6M $ 77.4M

Q2FY18 Non-GAAP EPS Reconciliation Three months ended January 31, 2018 Trailing twelve months ended January 31, 2018 GAAP Net Income attributable to Xcerra $ 7.9M $ 45.4M Legal and transaction fees $ 0.6 $ 3.8 Acceleration of debt financing costs $ 0.9 $0.9 Amortization of purchased intangible assets $ 0.1 $ 0.6 Impairment of land held for sale -- $ 0.1 Restructuring and related provisions $ 1.1 $ 1.6 Non-GAAP Net Income Attributable to Xcerra $10.6M $ 52.4M Non-GAAP Net Income per Share $0.19 $0.95 Weighted Average Diluted Shares Outstanding (M) 55.45 55.32